CONSENT OF COUNSEL

We hereby consent to the use of our name as legal counsel in the Registration Statement filed on Form SB-2 pursuant to the Securities Act of 1933 (the "Act") by PVAXX Corporation.

                         NADEAU & SIMMONS, P.C.

                         /s/ Nadeau & Simmons, P.C.
                         By:_____________________________
                         Providence, RI
                         July 15, 2000